MORGAN STANLEY PATHWAY FUNDS (“TRUST”)

SUPPLEMENT DATED MARCH 7, 2019,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2019 AS

UPDATED FEBRUARY 25, 2019

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI. To the extent that the following information is inconsistent with that contained in the SAI, this supplement supersedes the SAI.

MUNICIPAL BOND FUND

Effective March 6, 2019, the penultimate paragraph in the sub-section titled “Municipal Obligations” in the section titled “Investment Objectives, Management Policies and Risk Factors” beginning on page 20 is hereby deleted and replaced with the following:

The Funds will only invest in Municipal Obligations to the extent consistent with a Fund’s fundamental and non-fundamental investment restrictions and subject to the requirements of Subchapter M of the IRC. The Municipal Bond Fund will not invest more than 25% of its total assets in municipal obligations of a single issuer and generally will seek to invest not more than 25% of its total assets in municipal obligations whose issuers are located in the same state.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE